                                                                   EXHIBIT 23(q)


                                POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael P. Cogswell, Edward W. Diffin, Jr. and Barry G. Skolnick, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, on behalf of MLIG Variable Insurance Trust (the "Trust") and on behalf of the undersigned, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission ("Commission") any amendment to the registration statement of the Trust, execute and file any request for exemptive relief from state and federal regulations, execute and file any Rule 24f-2 notices to register shares of the Trust with the Commission, execute and file any registration statement on Form N-14 with the Commission, and perform any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney
on the       day of             , 2002.


                                  MLIG VARIABLE INSURANCE TRUST


                                  -------------------------------------------


                                  -------------------------------------------
                                  Chief Financial Officer

                          MLIG VARIABLE INSURANCE TRUST

                                BOARD OF TRUSTEES




/s/ MICHAEL COGSWELL
-------------------------

Michael Cogswell
President and Trustee


/s/ ROBERT M. BORDEMAN
-------------------------

Robert M. Bordeman
Trustee


/s/ THEODORE P. MANNO
-------------------------

Theodore P. Manno
Trustee


/s/ MATTHEW RIDER
-------------------------

Matthew Rider
Trustee


/s/ KEVIN J. TIERNEY
-------------------------

Kevin J. Tierney
Trustee


-------------------------

Chief Financial Officer

                                 ACKNOWLEDGMENT

State of              )
          ------------
                      ) ss:
County of             )
          -----------
        On this, the         day of    , 2002, before me, a notary public, the
undersigned officer, personally appeared the above-named persons, known to me (or satisfactorily proven) to be the persons whose names are subscribed to the foregoing instrument, and that these individuals executed the same for the purposes therein contained.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                      ---------------------------------------
                                      Notary Public
                                      In and for the County of
                                                              ---------------
                                      State of
                                              ------------
                                      My commission expires